CLS GROWTH AND INCOME FUND

Class N Shares: CLERX

Summary Prospectus September 1, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated September 1, 2019, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.advisoronefunds.com/prospectuses. You can also obtain these documents at no cost by completing a document request form on our web-site, www.advisoronefunds.com or by calling 1-866-811-0225 or by sending an email request to orderadvisorone@ultimusfundsolutions.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.advisoronefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

Investment Objective:

The investment objective is a combination of current income and growth of capital.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Class N
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees		None
Other Expenses Shareholder Servicing Expenses Remaining Other Expenses	0.25% 0.16%	0.41%
Acquired Fund Fees and Expenses (Underlying Funds)(1)		0.41%
Total Annual Fund Operating Expenses		1.57%
(1)	This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example only accounts for the Fund’s expense limitation in place through its expiration period, August 31, 2020, and then depicts the Fund’s total annual expenses thereafter. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$160
3	$496
5	$855
10	$1,867

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds. This group of investments is referred to as “Underlying Funds.” The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

•	Investing in Underlying Funds that invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers. The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund’s adviser, as well as CLS’s assessment of asset class trends, asset class fundamentals, diversification impact, and the cost and liquidity of the Underlying Fund. These investments may include smaller and medium capitalization companies.
•	Although the Fund’s allocation may vary over time, the Fund typically invests approximately 50% of its total assets to equity securities (with the allowable range set at approximately 30-70%) and approximately 50% of its total assets to fixed income securities, including securities with lower debt ratings (“junk bonds”) (with the allowable range set at approximately 30-70%), including cash and cash equivalents.

Because the Fund invests across multiple asset classes and is invested to maintain a relatively consistent level of risk, the Fund’s risk budget benchmark is included to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s risk budget benchmark is comprised 55% of a diversified equity portfolio and 45% of the 1-3 month U.S. Treasury Index. The diversified equity portfolio is defined as 60% of the Morningstar U.S. Market Index and 40% of the Morningstar Global Market ex US Lg-Mid Index. The weightings against this benchmark are consistent with the risk level of the Fund and these indexes are utilized to reflect the Fund’s broad exposure to the global equity market. The Morningstar U.S. Market Index is an index that measures the performance of U.S. securities and targets 97% market capitalization coverage of the investable universe. It is a diversified broad market index. The Morningstar Global ex U.S. Large-Mid Index is an index that measures the performance of Global Markets (ex-U.S.) equity markets targeting the top 90% of stocks by market capitalization.

CLS seeks to control risk within a given range by estimating the risk of the Fund’s investments and keeping it near that of the risk budget benchmark. CLS’s assessment of a portfolio’s risk evaluates multiple risk factors over various time frames, including the portfolio’s volatility and performance during down periods.

CLS actively manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis. Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio. When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance. When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income. CLS selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates. When selecting bond funds and bonds for investment, CLS considers economic outlook, current and expected interest rates, and perceived value in positioning fixed income. Credit quality analysis is generally based on economic outlook, maturities are based on CLS’s outlook for interest rates, and coupon or dividend rate analysis is based on perceived value. CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest. The Fund is not federally insured or guaranteed by any government agency. YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Debt Securities Risk: When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds and therefore may carry more risk. Issuers of fixed-income securities may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk: Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Additionally, the risks of investing in foreign securities are greater for investments in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment, as well as greater social, economic, regulatory, and political uncertainties than more developed countries.

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Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. CLS may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk: Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Small and Medium Issuer Risk: Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Underlying Funds Risk: You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, CLS may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance, as well as against a customized risk budget benchmark. The risk budget benchmark shows how the Fund’s performance compares to a custom composite with similar risk levels as the Fund. The risk budget benchmark consists of (i) 55% of a risk budget benchmark consisting of 60% of the Morningstar U.S. Market Index and 40% of the Morningstar Global Market ex US Lg-Mid Index, and (ii) 45% of the 1-3 month Treasury Bill index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Class N Shares Total Return for Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 13.32% (quarter ended June 30, 2009) and the lowest return for a quarter was -9.98% (quarter ended September 30, 2011). The year to date return for the period ended June 30, 2019 was 9.76%.

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AVERAGE ANNUAL TOTAL RETURN

(for the periods ended December 31, 2018)

	1 Year	5 Year	10 Year
CLS Growth and Income Fund Class N
return before taxes	-6.58%	2.13%	6.56%
return after taxes on distributions(1)	-7.93%	1.18%	5.61%
return after taxes on distributions and sale of Fund shares(1)	-3.20%	1.47%	5.08%
MSCI ACWI Index(2) (reflects no deduction for fees, expenses, or taxes)	-9.42%	4.26%	9.46%
Risk Budget Benchmark (reflects no deduction for fees, expenses, or taxes)	-3.78%	3.49%	6.45%

(1)    After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(2)	The MSCI ACWI Index captures all sources of equity returns in 23 developed and 24 emerging markets.

Investment Adviser:

CLS Investments, LLC

Portfolio Managers:

CLS utilizes a team approach for management of the Fund and from the team, the Fund is assigned co-portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio. Marc Pfeffer, Portfolio Manager and Rusty Vanneman, CFA, Chief Investment Officer of CLS share responsibility for the day-to-day management of the Fund as Co-Portfolio Managers. Mr. Vanneman has served as Co-Portfolio Manager of the Fund since February 2013. Mr. Pfeffer has served as Co-Portfolio manager of the Fund since September 2018.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How Shares Are Priced” of the Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130 or by calling 1-866-811-0225. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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